UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2013

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 E. Tufts Ave. Suite 1150 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On November 12, 2013, Gasco Energy, Inc. issued a press release announcing its financial and operational results for the three months ended September 30, 2013. A copy of the press release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 2.02 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 7.01                                  Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibit:

99.1                        Press Release dated November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASCO ENERGY, INC.

November 12, 2013	By:	/s/ Richard S. Langdon
Richard S. Langdon
Interim President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated November 12, 2013